Exhibit 99.1

Blue Owl Technology Income Corp. (“OTIC”, “the Fund”) October 2026 Shareholder Update Dear valued shareholder, Thank you for your ongoing support for OTIC. We are grateful for the trust that you have placed with us. As stewards of your capital, we are committed to keeping you updated on the Fund’s recent developments. Market conditions for private credit and software have improved, and we have been encouraged to see these dynamics reflected in strong quarter-to-date performance and stable quarter-over-quarter tender results. As the largest technology-focused non-traded BDC, OTIC invests in some of the most innovative companies in the United States, largely through the more conservative areas of the capital structure, primarily senior secured, directly originated loans and, in select cases, junior debt and equity. OTIC remains defensively constructed with 91% of the portfolio in senior secured loans1 and a 40% weighted-average loan-to-value.2 As designed, OTIC continues to deliver attractive monthly income and risk adjusted returns at a premium to public credit across market environments. As of August 31, 2026, OTIC has generated a strong 2.1% quarter-to-date total return for Class I shareholders, demonstrating the portfolio’s resiliency and earnings power.3 Since inception in May 2022, OTIC has generated a 9.0% annualized total return for Class I shareholders, meaningfully outperforming public credit indices.3,4,5,6 Income remains an important driver of OTIC’s returns, supported by strong credit quality and an attractive rate environment. Since November 2022, OTIC has paid monthly base distributions of $0.07478 per share, which its Board has also declared through November 2026.7 This represented a 9.2% annualized distribution rate for OTIC Class I, as of August 31, 2026.7 OTIC Class I’s 9.0% annualized total return has outperformed public credit since inception3 +205bps vs. leveraged loans4 +230bps vs. high yield5 +680bps vs. traditional bonds6 Credit quality remained resilient in 2026 despite heightened market volatility, supported by strong borrower fundamentals and a conservatively constructed portfolio. As of June 30, 2026, OTIC had limited non-accruals at 0.3% of fair value8 and an average annual net gain of 6 cents for every $100 invested since inception.9 By comparison, a senior secured middle market loan index had an average annual net loss of 38 cents over the closest comparable period.9,10 These results underscore the disconnect between the market’s fears of AI disintermediating software and OTIC’s resilient credit fundamentals. As a reminder, OTIC’s portfolio companies are predominantly large, market leading businesses, with a weighted-average of $1.1 billion in revenue and $358 million in EBITDA, that continue to grow in revenue and EBITDA by high single-digits year-over-year.2 Over 97% of the portfolio is also backed by well-resourced sponsors11, many of which are partnering with frontier lab companies to help portfolio companies adopt AI and strengthen their competitive positioning.12,13,14 Tender demand was stable quarter-over-quarter but remained elevated relative to the broader non-traded BDC industry due to its specialized investment mandate. OTIC’s estimated repurchase requests totaled $1.1 billion, or 39.0%15 of shares outstanding as of June 30, 2026, consistent with the prior quarter’s $1.1 billion, or 38.1%, and down from $1.2 billion, or 40.4%, in the first quarter when demand peaked. OTIC will fulfill its 5% tender offer on a pro rata basis16, approximately 13% of total shares tendered, consistent with our commitment to balancing the interests of both tendering and remaining shareholders. The vast majority of tender requests were resubmissions of previously unfulfilled tenders. Following the third-quarter tender payment, OTIC will have provided approximately $446 million of liquidity to shareholders within six months, fulfilling approximately 35% of original tender requests from the first quarter of 2026.15,17 With substantial available liquidity, OTIC remains well positioned to fulfill tender offers without selling private loans. As of August 31, 2026, OTIC had $1.2 billion in available liquidity18 relative to the $135 million third-quarter tender offer, representing nearly 9 times the tender offer. Year-to-date, OTIC has received over $500 million in ordinary-course portfolio repayments, which more than cover all 2026 tender offers to date and serve as a natural source of portfolio liquidity.19 Following the third-quarter tender payment, OTIC retains ample dry powder to potentially capitalize on today’s market environment, where deployment terms for software and technology have improved meaningfully. Market volatility this year has driven spreads wider and strengthened lender protections, which can be accretive to portfolio earnings over time. As of August 31, 2026, OTIC had a net leverage of 0.83x, below its target range of 0.90x to 1.25x, providing capacity to thoughtfully deploy into both new investments and existing borrowers to support their continued growth. Looking ahead, the rate environment has improved meaningfully following the Federal Reserve’s 25bp rate hike in mid-September and the potential for another increase by year end.20,21 With 98% of its debt portfolio in floating-rate loans, OTIC is well positioned to benefit from this rate environment as higher base rates can support portfolio yields and earnings power.22 We remain focused on providing liquidity to tendering shareholders and capturing opportunities that can generate meaningful value for remaining investors. Thank you for your continued confidence and partnership. Craig W. Packer 135805-003-Part-2 01Oct26 21:00 Page 17 Erik Bissonnette Head of Credit & CEO of OTIC Technology Lending Portfolio Manager & President of OTIC 1 FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION

Footnotes 1 . As of August 31, 2026. Senior secured percentage is based on the fair value of the total portfolio. 2 . As of June 30, 2026. Based on the fair value of the portfolio as reported in the second quarter 2026 financial statements, and reflects first-lien and second-lien loans, which represent 90.0% of the total debt portfolio based on fair value. Excludes certain investments that fall outside of our typical borrower profile. Borrower financials are derived from the most recently available portfolio company financial statements, have not been independently verified by Blue Owl, and may reflect a normalized or adjusted amount. Accordingly, Blue Owl makes no representation or warranty in respect of this information 3 . As of August 31, 2026. Past performance is not a guarantee of future results. Returns are compounded monthly. Total return is calculated as the change in monthly NAV (assuming any dividends and distributions, net of shareholder servicing fees, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV. Returns greater than one year are annualized. Returns reflect reinvestments of distributions and the deduction of ongoing expenses that are borne by investors, such as management fees, incentive fees, servicing fees, interest expense, offering costs, professional fees, director fees and other general and administrative expenses. An investment in the Company is subject to a maximum upfront sales load (Class S: 3.5%, Class D: 1.5%, Class I: No sales load) which will reduce the amount of capital available for investment. Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. Total returns based on the max upfront fee load for an investor starting at the inception of the respective share class: Class S – May 1, 2022, Class D – May 1, 2022, Class I – May 1, 2022. Class I does not have upfront fees. Class S (With Max Sales Load): -1.90% (1-mo), -2.24% (3-mo), -4.13% (YTD), -1.43% (1-yr), 5.82% (3-yr), 7.22% (ITD) Class S (No Sales Load): 1.53% (1-mo), 1.18% (3-mo), -0.78% (YTD), 2.02% (1-yr), 7.04% (3-yr), 8.08% (ITD) Class D (With Max Sales Load): 0.08% (1-mo), -0.17% (3-mo), -1.85% (YTD), 1.11% (1-yr), 7.15% (3-yr), 8.35% (ITD) Class D (No Sales Load): 1.58% (1-mo), 1.33% (3-mo), -0.38% (YTD), 2.63% (1-yr), 7.68% (3-yr), 8.72% (ITD) Class I (No Sales Load): 1.60% (1-mo), 1.39% (3-mo), -0.21% (YTD), 2.88% (1-yr), 7.95% (3-yr), 8.99% (ITD) 4 . Source: Bloomberg. Indices listed do not represent benchmarks for the funds but allow for comparison of a fund’s performance to an Index. An investor cannot invest directly in an index. Index performance does not reflect fees and expenses which may include management fees, access fund expenses, and administrative fees. Leveraged Loans represented by Morningstar LSTA U.S. Leveraged Loan Index. 5 . Source: Bloomberg. Indices listed do not represent benchmarks for the funds but allow for comparison of a fund’s performance to an Index. An investor cannot invest directly in an index. Index performance does not reflect fees and expenses which may include management fees, access fund expenses, and administrative fees. High Yield represented by the Bloomberg U.S. Corporate High Yield Index. 6 . Source: Bloomberg. Indices listed do not represent benchmarks for the funds but allow for comparison of a fund’s performance to an Index. An investor cannot invest directly in an index. Index performance does not reflect fees and expenses which may include management fees, access fund expenses, and administrative fees. Traditional Bonds represented by Bloomberg U.S. Aggregate Bond Index. 7 . As of August 31, 2026. Distribution payments are not guaranteed. Blue Owl Technology Income Corp. (“OTIC”) may pay distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital, offering proceeds, and advances or the deferral of fees and expense reimbursements. The annualized distribution rate shown is calculated by multiplying the September distribution per share declared (payable on or before October 30, 2026) by twelve and dividing the result by the August 31, 2026 NAV per share. The annualized distribution rate shown may be rounded and is presented net of applicable servicing fees (Class I: no servicing fee; Class D: 0.25%; Class S: 0.85%). The payment of future distributions is subject to the discretion of OTIC’s board of directors and applicable legal restrictions. Accordingly, there can be no assurance as to the amount or timing of any future distributions, and distributions may be reduced, suspended, or eliminated at any time. For further information, please see OTIC’s filings with the U.S. Securities and Exchange Commission at www.sec.gov. Annualized distribution rate: Class I: 9.20%, Class D: 8.96%, Class S: 8.36%. 8 . As of June 30, 2026. Non-accrual rate represents the fair value of investments on non-accrual status divided by the fair value of the total portfolio. Loans are generally placed on non-accrual when there is reasonable doubt that principal or interest will be collected in full, at which time accrued interest is typically reversed. Loans may return to accrual status when amounts are brought current and are expected to remain current, subject to management judgment. 9 . As of June 30, 2026. Average annual net gain/loss rate is calculated by averaging the ‘annual total net realized gain/loss rate’ since the Fund’s inception through 2Q26. ‘Annual total net realized gain/loss rate’ is defined as the total net realized gain or loss for a given year, divided by the average quarterly investments at amortized cost for that year. Results are calculated at the portfolio level and do not reflect the deduction of management fees, incentive fees, financing costs, or expenses. This metric reflects realized activity only and does not include unrealized gains or losses; it is not a measure of total return. 10 . Source: Cliffwater Direct Lending Index, “Quarterly Return History”, June 2026. Indices listed do not represent benchmarks for the funds but allow for comparison of a fund’s performance to an Index. An investor cannot invest directly in an index. Index performance does not reflect fees and expenses which may include management fees, access fund expenses, and administrative fees. Industry benchmark represented by CDLI-S. Cliffwater only produces data on a quarterly basis so the index begins March 31, 2022, as the closest time period to OTIC’s inception date of May 1, 2022. 11 . As of June 30, 2026. Sponsor-backed percentage backed is based on fair value of portfolio reported in 2Q26 financials, includes private equity and venture capital and excludes joint ventures and specialty finance vehicles. 12 . Source: Wall Street Journal, “Private Equity Is Deploying an Army of AI Wonks to Embed in the Firms They Back”, August 21, 2026. 13 . Source: OpenAI, “OpenAI launches the OpenAI Deployment Company to help businesses build around intelligence,” May 21, 2026. 14 . Source: Bloomberg, “Thoma Bravo Signs Multiyear Deal With Google for AI Adoption,” April 15, 2026. 15 . The preliminary tender request results included herein are based on preliminary information, are subject to adjustment and should not be regarded as final. OTIC expects to announce the final results of its tender offer at a later date. 16 . Pursuant to the terms of the tender offer. 17 . In Q1’26, OTIC shareholders validly tendered 40.4% of 12/31/25 aggregate shares outstanding and OTIC fulfilled 5% on a pro rata basis, representing 14.4% of each shareholder’s tender request. In Q2’26, OTIC shareholders validly tendered 38.1% of 3/31/26 aggregate shares outstanding and OTIC fulfilled 5% on a pro rata basis, representing approximately 13% of each shareholder’s tender request. In Q3’26, OTIC shareholders tendered approximately 39.0% of 6/30/26 aggregate shares outstanding and OTIC fulfilled 5% on a pro rata basis, representing approximately 13% of each shareholder’s tender request. In aggregate, a shareholder who participated in all three quarterly tender offers this year would have received the first-quarter fill rate plus the second-quarter fill rate on any shares resubmitted from the first-quarter tender offer plus the third-quarter fill rate on any shares resubmitted from the second-quarter tender offer. 18 . Liquidity is calculated as the sum of cash, available debt based on current borrowing base limitations, Level 2 assets, and unsettled trades. “Available debt based on current borrowing base limitations” reflects limitations related to each credit facility’s borrowing base. 19 . Tender offers are subject to board approval. 20 . Source: Federal Reserve, “Federal Reserve Issues FOMC Statement”, September 16, 2026. 21 135805-003-Part-2 01Oct26 21:00 Page 18 . Source: Federal Reserve, “Summary of Economic Projections”, September 16, 2026. 22 . As of August 31, 2026. Floating-rate is based on fair value of our debt investments. 2 FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.

Index definitions Bloomberg U.S. Aggregate Bond index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset backed securities and commercial mortgage backed securities. Bloomberg U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Morningstar LSTA U.S. Leveraged Loan Index is designed to reflect the market-weighted performance of U.S. institutional leveraged loans. Cliffwater Direct Lending Index – Senior (“CDLI-S”) is comprised primarily of senior and unitranche loans held within BDCs and was created to address the comparative performance of senior middle market loans and the entire universe of middle market loans represented by CDLI. FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION

Summary of risk factors An investment in Blue Owl Technology Income Corp. (“OTIC”) is speculative and involves a high degree of risk, including the risk of a substantial loss of investment, as well as substantial fees and costs, all of which can impact an investor’s return. The following are some of the risks involved in an investment in OTIC’s common shares; however, an investor should carefully consider the fees and expenses and information found in the “Risk Factors” section of the OTIC prospectus before deciding to invest: • You should not expect to be able to sell your shares regardless of how OTIC performs. • If you are able to sell your shares, you likely will receive less than your purchase price. • OTIC does not intend to list its shares on any securities exchange and does not expect a secondary market in its shares to develop. • OTIC has implemented a share repurchase program pursuant to which it intends to conduct quarterly repurchases of a limited number of outstanding shares of its common stock. OTIC’s board of directors has complete discretion to determine whether OTIC will engage in any share repurchase, and if so, the terms of such repurchase. OTIC’s share repurchase program will include numerous restrictions that limit your ability to sell your shares. As a result, share repurchases may not be available each month. While OTIC intends to continue to conduct quarterly tender offers as described above, it is not required to do so and may suspend or terminate the share repurchase program at any time. • You should consider that you may not have access to the money you invest for an indefinite period of time. • The incentive fees payable by OTIC to Blue Owl Technology Credit Advisors II LLC (the “Adviser”) may create an incentive for the Adviser to pursue investments that are riskier or more speculative than would be the case in the absence of such compensation arrangement. • An investment in shares of OTIC’s common stock is not suitable for you if you need access to the money you invest. • Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn. • Distributions on OTIC’s common stock may exceed OTIC’s taxable earnings and profits. Therefore, portions of the distributions that OTIC pays may represent a return of capital to you for U.S. federal tax purposes. A return of capital is a return of a portion of your original investment in shares of OTIC common stock. As a result, a return of capital will (i) lower your adjusted tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds OTIC has for investment in portfolio companies. OTIC has not established any limit on the extent to which it may use sources other than cash flows from operations to fund distributions. • Distributions are not guaranteed. Distributions may also be funded in significant part, directly or indirectly, from (i) the waiver of certain investment advisory fees, that will not be subject to repayment to the Adviser and/or (ii) the deferral of certain investment advisory fees that will be subject to repayment to the Adviser and/or (iii) the reimbursement of certain operating expenses, that may be subject to repayment to the Adviser and its affiliates. Significant portions of distributions may not be based on investment performance. In the event distributions are funded from waivers and/or deferrals of fees and reimbursements by OTIC’s affiliates, such fundi ng may not continue in the future. If OTIC’s affiliates do not agree to reimburse certain of its operating expenses or waive certain of their advisory fees, then significant portions of OTIC’s distributions may come from sources other than cash flows from operations. The repayment of any amounts owed to OTIC’s affiliates will reduce future distributions to which you would otherwise be entitled. • As required by the Investment Company Act of 1940, as amended (the “1940 Act”), a significant portion of OTIC’s investment portfolio is and will be recorded at fair value as determined in good faith by the Adviser, under the supervision of OTIC’s board of directors, pursuant to Rule 2a-5 under the 1940 Act. As a result, there is and will be uncertainty as to the value of OTIC’s portfolio investments. • If a subscription request, including the full subscription amount, is not received in good order at least five business days prior to the first day of the month, the investor may not be eligible to purchase securities during that month’s offering. Accordingly, if the subscription is not withdrawn, such investor will not know the net asset value per share until the following month’s net asset value is determined, which will be a significant period of time from the initial subscription. • The payment of fees and expenses will reduce the funds available for investment, the net income generated, the funds available for distribution and the book value of the common shares. In addition, the fees and expenses paid will require investors to achieve a higher total net return in order to recover their initial investment. Please see OTIC’s prospectus for details regarding its fees and expenses. • OTIC invests in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. • OTIC’s investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns, and you could lose all or part of your investment. • The Adviser and its affiliates face a number of conflicts with respect to OTIC. Currently, the Adviser and its affiliates manage other investment entities, including Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Technology Finance Corp. and Blue Owl Credit Income Corp., and are not prohibited from raising money for and managing future investment entities that make the same types of investments as those OTIC targets. As a result, the time and resources that the Adviser devotes to OTIC may be diverted. In addition, OTIC may compete with any such investment entity also managed by the Adviser for the same investors and investment opportunities. Furthermore, the Adviser may face conflicts of interest with respect to services it may perform for companies in which OTIC invests as it may receive fees in connection with such services that may not be shared with OTIC. • The information provided above is not directed at any particular investor or category of investors and is provided solely as general information about Blue Owl Capital Inc.’s products and services to regulated financial intermediaries and to otherwise provide general investment education. No information contained herein should be regarded as a suggestion to engage in or refrain from any investment -related course of action as Blue Owl Securities LLC, its affiliates, and OTIC are not undertaking to provide impartial investment advice, act as an impartial adviser, or give advice in a fiduciary capacity with respect to the materials presented herein. 135805-003 01Oct26 14:31 Page 5 4 FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION

Important Information Unless otherwise noted the report date referenced herein is as of October 2, 2026. Past performance is not a guarantee of future results. The material presented is proprietary information regarding Blue Owl Capital Inc. (“Blue Owl”), its affiliates and investment program, funds sponsored by Blue Owl, including the Blue Owl Credit, Real Assets, and the GP Strategic Capital Funds (collectively the “Blue Owl Funds”) as well as investment held by the Blue Owl Funds. An investment in the Fund or other investment vehicle entails a high degree of risk. Investors should consider all of the risk factors set forth in the “Certain Risk Factors and Actual and Potential Conflicts of Interest” of the PPM or Prospectus, each of which could have an adverse effect on the Fund or other investment vehicle and on the value of Interests. An investment in the Fund or other investment vehicle is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity associated with an investment in the Fund or other investment vehicle. Investors in the Fund or other investment vehicle must be prepared to bear such risks for an indefinite period of time. There will be restrictions on transferring interests in the Fund or other investment vehicle, and the investment performance of the Fund or other investment vehicle may be volatile. Investors must be prepared to hold their interests in the Fund or other investment vehicle until its dissolution and should have the financial ability and willingness to accept the risk characteristics of the Fund’s or other investment vehicle’s investments. There can be no assurances or guarantees that the Fund’s or other investment vehicles investment objectives will be realized that the Fund’s or other investment vehicle investment strategy will prove successful or that investors will not lose all or a portion of their investment in the Fund. Furthermore, investors should not construe the performance of any predecessor funds or other investment vehicle as providing any assurances or predictive value regarding future performance of the Fund. The views expressed and, except as otherwise indicated, the information provided are as of the report date and are subject to change, update, revision, verification, and amendment, materially or otherwise, without notice, as market or other conditions change. Since these conditions can change frequently, there can be no assurance that the trends described herein will continue or that any forecasts are accurate. In addition, certain of the statements contained in this material may be statements of future expectations and other forward-looking statements that are based on the current views and assumptions and involve known and unknown risks and uncertainties (including those discussed below) that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. These statements may be forward-looking by reason of context or identified by words such as “may, will, should, expects, plans, intends, anticipates, believes, estimates, predicts, potential or continue” and other similar expressions. Neither Blue Owl, its affiliates, nor any of Blue Owl’s or its affiliates’ respective advisers, members, directors, officers, partners, agents, representatives or employees or any other person (collectively the “Blue Owl Entities”) is under any obligation to update or keep current the information contained in this document. This material contains information from third party sources which Blue Owl has not verified. No representation or warranty, express or implied, is given by or on behalf of the Blue Owl Entities as to the accuracy, fairness, correctness or completeness of the information or opinions contained in this material and no liability whatsoever (in negligence or otherwise) is accepted by the Blue Owl Entities for any loss howsoever arising, directly or indirectly, from any use of this material or its contents, or otherwise arising in connection therewith. All investments are subject to risk, including the loss of the principal amount invested. These risks may include limited operating history, uncertain distributions, inconsistent valuation of the portfolio, changing interest rates, leveraging of assets, reliance on the investment advisor, potential conflicts of interest, payment of substantial fees to the investment advisor and the dealer manager, potential illiquidity, and liquidation at more or less than the original amount invested. Diversification will not guarantee profitability or protection against loss. Performance may be volatile, and the NAV may fluctuate. Performance Information: Where performance returns have been included in this material, OTIC has included herein important information relating to the calculation of these returns as well as other pertinent performance related definitions. OTIC intends to sell its shares at a net offering price that we believe reflects the net asset value per share as determined in accordance with the Fund’s share pricing policy. This material is for informational purposes only and is not an offer or a solicitation to sell or subscribe for any fund or other investment vehicle and does not constitute investment, legal, regulatory, business, tax, financial, accounting, or other advice or a recommendation regarding any securities of Blue Owl, of any fund or investment vehicle managed by Blue Owl, or of any other issuer of securities. Only a definitive offering document (i.e.: Prospectus or Private Placement Memorandum or other offering material) can make such an offer. Within the United States and Canada, securities are offered through Blue Owl Securities LLC, member of FINRA/SIPC, as Dealer Manager. Copyright© Blue Owl Capital Inc. 2026. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Blue Owl. It is delivered on an “as is” basis without warranty or liability by accepting the information, you agree to abide by all applicable copyright and other laws, as well as any additional copyright notices or restrictions contained in the information. 135805-003 01Oct26 14:31 Page 6 5 FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.

8679142.8 OTIC-LETTER-OCT26 FOR EXISTING INVESTORS AND FINANCIAL PROFESSIONAL USE ONLY. NOT FOR FURTHER DISTRIBUTION.